1
Foundation Coal -
Foundation Coal -
William N. Poundstone Lecture
William N. Poundstone Lecture
A. Scott Pack, Jr.
A. Scott Pack, Jr.
President, Foundation Energy Sales, Inc. President, Foundation Energy Sales, Inc.
College of Engineering and Mineral Resources
Department of Mining Engineering
West Virginia University
Mining the Past…Powering the Future
April 23, 2008
Exhibit 99.1

Got Coal?
Hat Kohle erhalten?
Carväo recebido?
Bak kömür
¿Tienes carbon?
Got coal, eh?
Heeft u steenkool?
Charbon obtenu?
Il carbone preso?
Gad Koyal?
Sabaki sekitan?
India
Japan
Italy
China
Germany
Portugal
Netherlands
Canada
Spain
Turkey
France

Statements in this presentation which are not statements of
historical fact are “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of
1995. These forward-looking statements are based on the
information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings,
Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained.
Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk
Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
FORWARD-LOOKING STATEMENTS

Presentation Overview
Foundation Coal background
Strong safety record
Diversified operations
Attractive asset base
Positive outlook for organic growth
Tremendous opportunities for skilled labor
Industry Overview
Abundance of coal in the US
New US power plants
US historical and forecasted demand
Global historical and forecasted demand
Summary

Foundation Coal Highlights
Size - fourth largest U.S. producer by volume, operating 13 mines in
WY, PA, and WV
Current productive capacity of 76 mm tons per year
– 55 mm PRB
– 14 mm NAPP
– 7 mm CAPP
Markets - domestic and export steam and metallurgical coals
Only producer with major presence in both NAPP & PRB
Focus on safety and environmental compliance
Focus on people, productivity, and process improvement

Incident Rate
12
10
8
6
4
2
0
Air Transportation
Nursing Homes
Hospitals
Transportation & Warehousing
Manufacturing
Construction
Agriculture, Forestry & Fishing
Retail Trade
Coal Mining
FCL 2007
Financial Activities

6 A Commitment to Safety Incident Rates of Non-Fatal Occupational Injuries by Industrial Category Source: Bureau of Labor Statistics, 2006; Foundation Coal, 2007

Powder River Basin (PRB)

Production Capacity (tons MM)	55.0
LTM Shipments (tons MM)	51.6
LTM Sales ($ MM)	$468.9
LTM Avg. Realization ($/Ton)	$9.08
Reserves (tons MM)	844
Btu	Low
Sulfur Content	Compliance

Northern Appalachia (NAPP)

Production Capacity (tons MM)	14.0
LTM Shipments (tons MM)	13.0
LTM Sales ($ MM)	$521.6
LTM Avg. Realization ($/Ton)	$40.14
Reserves (tons MM)	742
Btu	High
Sulfur Content	Medium

Central Appalachia (CAPP)

Production Capacity (tons MM)	7.0
LTM Shipments (tons MM)	8.5
LTM Sales ($ MM)	$446.2
LTM Avg. Realization ($/Ton)	$52.60
Reserves (tons MM)	191
Btu	High
Sulfur Content	Compliance & Low

Illinois Basin
Reserves ~ 65 MM tons
Headquarters
Baltimore, MD

FOUNDATION COAL
HOLDINGS, INC.

Production Capacity (tons MM)	76.0
LTM Shipments[1,2] (tons MM)	73.6
LTM Sales[1,2] ($ MM)	$1,453
LTM Avg. Realization[1,2] ($/Ton)	$19.74
Reserves[2] (tons MM)	1,840

7 Diversified Operations

NAPP Operations
2 longwalls, 4 continuous
miners
High-Btu, mid-sulfur steam coal
Batch-weigh loadout (NS & CSX)
636 employees
1 longwall, 4 continuous miners
High-Btu, mid-sulfur steam coal
17-mile railroad to river dock
679 employees
Cumberland
Emerald

CAPP Operations
Eagle Butte
2 underground mines, each
continuous miner-equipped
High-quality metallurgical coal
Truck to barge or rail (CSX)
218 employees
Continuous miner-equipped
Low sulfur steam coal
NS-served
351 employees
Kingston Resources Rockspring Development

CAPP Operations (Cont.)
Eagle Butte
4 underground mines, each
continuous miner-equipped
Low sulfur steam and industrial
coal
Truck to barge or rail (CSX)
209 employees
2 surface mines, 1 loader/truck &
1 excavator/loader/truck equipped
Low sulfur steam coal, high-
quality export metallurgical coal
Rail-served (CSX/RJCV-Pax, NS-
Paynter Branch)
116 employees
Laurel Creek Co.
Pioneer Fuels

11 PRB Operations Belle Ayr Eagle Butte BNSF/UP rail access 8,500 Btu, 0.60 Lb. SO 2 /mmbtu BNSF rail access 8,400 Btu, 0.80 Lb. SO 2 /mmbtu – Truck/shovel mining method – 587 total employees

The Need for Skilled Labor
There are incredible opportunities for new graduates, as a large portion of the industry approaches retirement.
The next generation of industry employees will have the following characteristics:
Success oriented
Good communicator
Sound decision making
Continuous improvement apostle
Promote teamwork
Problem solving
Openness to change
Avid learner
Customer focus
Conflict management
Thick skin

19 Billion Tons
Recoverable Reserves at Active Mines (17 Years)
256 Billion Tons
Recoverable Reserves from New Mines (232 Years)
233 Billion Tons
Measured Coal from Specified Quality (211 Years)
1,223 Billion Tons
Identified and Inferred Coal of Any Quality (1100 Years)
2,237 Billion Tons
Undiscovered Coal (2000 Years)
1.1 Billion Tons
U.S. Coal Mined in 2003
Stylized, Not to Scale

Abundance of Coal
Source: EIA and USGS
•Nearly 4 trillion
tons of coal are
beneath US soil
•An additional 1.3
trillion tons of coal
have recently been
announced to exist
beneath North
Dakota, according
to the NDGS.
•Total coal reserves
in the US amount to
a roughly 4500 year
supply at current
burn rate.
•Not all coal in the
ground can be
economically
extracted using
today’s technology.

Delivered Fuel Prices to Plants in the US
Source: EIA and FERC Forms 423
•Delivered coal
prices have been
relatively stable and
low.
•The relative stability
of delivered coal
prices has led to
constant and
increasing demand.
0
200
400
600
800
1000
1200
1990 1995 2000 2005 2010
Year
All Coal based plants
Natural Gas
Petroleum based fuel

Coal Prompt Price ($/MMBtu)
Gas Prompt Price ($/MMBtu)
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07

Sources:  Global Energy, EIA
WEAK STRONG STRENGTHENING STRONG                         WEAKER STRONG
STRONG AND SUSTAINABLE PRICING
ENVIRONMENT
Strengthening Gas Prices
Declining Inventories at U.S. Utilities
Strong Economic Outlook
New Coal-Fired Generation Capacity
Decline in Eastern U.S. Coal Production
International Demand Growth
$-
$1
$2
$3
$4
$5
$6
$7
$-
$2
$4
$6
$8
$10
$12
$14
Eastern Coal Western Coal Natural Gas
Eastern coal is BS Barge 12,000 Btu

High Prices = Increased Production?
High coal prices may not necessarily translate to significant short-
term increase in production.
Difficulty in obtaining permits
Environmental issues
MINER Act
Safety regulations
Adverse geological conditions
Increase in input mine costs
Labor shortage

Coal Consumption
(Thousands of Tons)
16,000
12,000
6,000
3,000
1,000
Source Region
Central/Southern Appalachia
Northern Appalachia
Illinois Basin
Powder River Basin
Rocky Mountains
Gulf/Northern Lignite
Other/Imports
Global Energy Decisions

A Ventyx Company

17 U.S. Coal Consumption by Basin 2006

Capacity (MW)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2020
2021

US Capacity Additions: 2000 - 2021
•Early 2000’s
over-build of
gas-fired
capacity coming
to an end.
•Projected coal-
fired capacity
will grow over
next 6 years.
•Typical life of a
coal plant is 50
years.
Source: Global Energy
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Year
Coal Gas Nuc Other Petro Renew Water

Spiritwood
Weston
Oak Creek
Nebraska City
Central Ill. Cogen
Beech Hollow
Greene
Dallman
Goodland
TS Power Plant
Comanche
Lamar
Iatan 2
Prairie
Trimble
Spurlock
Longview
Southwest
Plum Point
Springerville
Cross
Oak Grove
Sandow 5
J K Spruce
Estimated Coal Consumption
7,000
3,500
700
000s tons
Central App
Gulf Lignite
Illinois Basin
Lignite
Northern App
Powder River Basin
Rocky Mountain

US Coal Plant Projects Underway
Source: Global Energy
•US coal plants
under construction
are expected to burn
primarily PRB,
CAPP and NAPP
coal.
•Foundation Coal is
well positioned to
supply these new
plants.

Coal is the Fastest Growing Fuel in the US for
Electricity Generation
    Coal 1.6%
    Petroleum 0.7%
    Natural Gas -1.5%
    Nuclear Power 0.6%
    Renewables 2.0%
2008 - 2030 CAGR (%)
US Electricity Generation Growth through 2030
(Billions of Kilowatt-Hours)
-400
-200
0
200
400
600
800
1000
    Coal     Petroleum     Natural
Gas
    Nuclear
Power

Renewables
Source: EIA Annual Energy Outlook, 2008
•Today 50% of the
electricity in the US is
fueled by coal.
•By 2030, the EIA
forecasts coal will
generate over 57% of
US electricity.

Quadrillion Btu
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019
2022
2025
2028

Past and Projected US Energy Consumption
(All Uses)
Source: EIA Annual Energy Outlook 2008
Coal
•As the only
abundant, domestic
energy resource, coal
consumption is
expected to continue
to grow.
•Renewables are also
expected to grow
rapidly, but cannot
keep pace with coal’s
growth, according to
the EIA.
-
5
10
15
20
25
30
35
40
45
50
Liquids Natural Gas Coal
Nuclear Electricity Hydroelectricity Renewable Excluding Hydro
History Projections

Coal is the Fastest Growing Fuel in the World
0
50
100
150
200
250
300
    Liquids     Natural Gas     Coal     Nuclear     Other
2004 2010 2015 2020 2025 2030
World Total Energy Consumption through 2030
(Quadrillion Btu)
•By 2030, Global
coal consumption is
expected to rise by
nearly 85 QBtu, a
74% increase
•Oil is next at 71
QBtu, a 42%
increase.
Source: EIA International Energy Outlook 2007

World Demand for Coal
0
10
20
30
40
50
60
70
80
90
100
US   OECD
Europe
  OECD Asia     Russia     China     India
2004 2010 2015 2020 2025 2030
•China accounts for
the largest growth at
3.3% annually.
•India is expected to
grow at 2.5%
annually.
•US growth is
forecasted to increase
by 1.6% annually.
World Demand for Coal through 2030
(Quadrillion Btu)
Source: EIA International Energy Outlook 2007

Global Coal Flows
Beyond 2007
Decreasing
Trend
Increasing
Trend
USA
Europe
Asia
China
South
America
South
Africa
Australia
Source:
Calyon Securities (USA) Inc.

Impact of Increasing Global Demand
Asian Demand is key
•Asia naturally draws from Australia, but export growth is overwhelming infrastructure
•Asia now drawing thermal coal from South Africa, historically a supplier for Europe
•Europe is relying increasingly on coal from the Americas
•US exports in 2007 were 59.1 MMtons, a 19% increase YOY
•US exports should rise, tightening supply: 75-80 MMtons projected in 2008

CATALYSTS DRIVING THE MARKET
Current Market Fundamentals
• Favorable US currency
• Relatively high natural gas prices
• Favorable ocean freight rates
• Close to normal domestic stockpiles
• Lead time to increase U.S. production
Recent Events Have Accelerated International Market Tightness
•
China –
Projected net importer beginning in 2008
• China – Curtailed coal exports through February/March
• India – Utility stockpiles low
• Venezuela – State-ordered contract re-pricing
• Australia – January/February monsoons resulted in multiple force majeures
• South Africa – Production issues, low utility inventories & power outages

Summary
Coal is critical for US and global energy needs
Half of US electricity is generated from coal
41% increase in US coal demand by 2030
74% increase in global coal demand by 2030
Foundation Coal has an excellent industry position
Among the largest producers – fourth by volume
Nationally diversified – only producer with a major presence in
NAPP and PRB
Need for skilled labor will be critical for the industry
Positive outlook for growth
Many opportunities available for next generation of industry professionals

Mining the Past…Powering the Future